Exhibit 1.01

Qumu Corporation

2013 Conflict Minerals Report

INTRODUCTION

This Conflict Minerals Report for Qumu Corporation is provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”) for the reporting period from January 1 to December 31, 2013. Unless otherwise defined in this Conflict Minerals Report, terms have the meanings ascribed to them in the Rule, the instructions to Form SD, and the SEC Release relating to the Rule (Release No. 34-67716 dated August 22, 2012).

ABOUT QUMU

In 2013, Qumu Corporation (“Qumu” or the “Company”) conducted its operations through two businesses consisting of 1) its enterprise video content management software business and 2) its Rimage disc publishing business. Qumu’s growing enterprise video content management software business provides the tools businesses need to create, manage, secure, distribute and measure the success of their videos. Qumu helps thousands of organizations around the world realize the greatest possible value from video and other rich content they create and publish.

Qumu’s Rimage disc publishing business provides customers with industry-leading solutions that label, archive, distribute and protect content on CDs, DVDs and Blu-ray Discs.

GOOD FAITH COUNTRY OF ORIGIN INQUIRY

In accordance with the Rule, the Company reviewed the products offered in its enterprise video content management software business and its Rimage disc publishing business to determine whether any of these products included conflict minerals. The Company has determined that certain conflict minerals are necessary to the functionality or production of certain products the Company manufactured or contracted to manufacture in the reporting period of January 1, 2013 to December 31, 2013. These products (the “Covered Products”) are disc publishing systems that provide secure distribution and archiving of digital content on CD, DVD and Blu-ray media. The Company’s other products either do not contain conflict minerals, the conflict minerals are not necessary to the functionality or production of the product, or the Company does not manufacture or contract to manufacture the product.

As required by the Rule, the Company conducted in good faith a reasonable country of origin inquiry (“2013 ROIC”) regarding the necessary conflict minerals included in the Covered Products. The 2013 ROIC was reasonably designed to determine whether any of the necessary conflict minerals included in the Covered Products originated in Democratic Republic of the Congo or an adjoining country (the “Covered Countries”) or are from recycled or scrap sources. Based upon the 2013 ROIC, the Company concluded that certain of the necessary conflict minerals included in the Covered Products did originate in one or more of the Covered Countries. None of the necessary conflict minerals included in the Covered Products were from recycled or scrap sources. Accordingly, Qumu exercised due diligence on the source and chain of custody of its necessary conflict minerals, as discussed below.

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DUE DILIGENCE MEASURES PERFORMED

Design of Due Diligence Process

The Company’s conflict minerals due diligence measures were designed to conform in all material respects with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Second Edition (the “OECD Guidance”), as applicable for tin, tantalum, tungsten, gold and downstream companies (as the term is defined in the OECD Guidance). The Company designed its due diligence measures to:

1.	establish strong Company management systems for conflict minerals supply chain due diligence and reporting compliance, as described below under “Due Diligence Measures Performed”;
2.	identify and assess conflict minerals risks in the Company’s supply chain, as described below under “Due Diligence Measures Performed”;
3.	design and implement a strategy to respond to identified risks, as described below under “Due Diligence Measures Performed” and “Strategy to Mitigate Risk Going Forward”; and
4.	report on the Company’s conflict minerals supply chain due diligence activities, which the Company is satisfying through publicly reporting on its conflict minerals and supply chain policies and practices through this Conflict Minerals Report and by making a copy of this Conflict Minerals Report publicly available on the Company’s website.

Due Diligence Measures Performed

1.	Qumu has communicated to all potential suppliers of conflict minerals its commitment to complying with all reporting requirements under the Rule. The following statement has been added to supplier code of conduct to reinforce the Company’s position:

QUMU supports the objectives of the Conflict Minerals section of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Act). QUMU's goal is to work collaboratively with companies throughout its extended supply chain to encourage practices that support responsible sourcing of conflict-free minerals from the Democratic Republic of the Congo (DRC) and adjoining countries. We expect that our suppliers will comply as well.

2.	The Company developed an ad hoc team of subject matter experts to design and carry out the due diligence process that conformed to the OECD Guidance.
3.	Qumu’s engineering team conducted an audit of the product bill of materials to determine the specific raw materials or subassemblies in the Covered Products that may contain conflict minerals.
4.	Qumu’s procurement team completed a sourcing analysis of those materials containing necessary conflict minerals to develop the list of suppliers to be surveyed as part of the Company’s due diligence process. There were a total of seven suppliers whose supply included one or more conflict minerals necessary to the functionality or production of Covered Products that the Company manufactured or contracted to manufacture in the reporting period of January 1, 2013 to December 31, 2013.
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5.	All seven suppliers were surveyed to ascertain for each of these conflict minerals (i) the smelter or refiner where it was processed, (ii) its country of origin and (iii) its mine of origin. The survey was conducted using the EICC/GeSI Conflict Minerals Reporting Template.
6.	Qumu reviewed each supplier’s response for completeness and responsiveness to the requested information and also assessed whether the conflict minerals identified, or those conflict minerals that may not have been identified, were consistent with the nature and characteristics of the supplied part. For each supplier response that was insufficient, potentially inaccurate or incomplete, Qumu contacted that supplier for follow up, sometimes contacting certain suppliers on multiple occasions.
7.	Qumu received fully completed, responsive surveys from all seven suppliers. Qumu then used the information from those surveys to complete its own analysis of the countries of origin of certain conflict minerals, including reviewing the consolidated list of all smelters identified by its suppliers.

Conclusion from Due Diligence

Of the responses Qumu received, one supplier indicated that the source of some of the Conflict Minerals contained in its products was from smelters who obtained these conflict minerals from one or more of the Covered Countries. The supplier represented to Qumu that each of these smelters were certified to be a conflict-free smelter and identified on the EICC-GeSI Conflict Free Smelter list. Based upon the survey responses from the remaining six suppliers, the Company does not have sufficient information to determine if a complete list of the specific facilities used to process conflict minerals used in the Covered Products has been compiled. These six suppliers indicated that the due diligence process is ongoing and it was not possible to make further representations until the data set is more complete.

STRATEGY TO MITIGATE RISK GOING FORWARD

In light of its 2013 ROIC and due diligence process, Qumu has identified the following steps it will take in 2014 and in future reporting periods to mitigate the risk that its necessary conflict minerals in Covered Products benefit armed groups:

1.	Qumu will continue to enhance its supplier engagement efforts, including working with suppliers to obtain compete and accurate information in response to surveys and inquiries.
2.	For those suppliers where the Company was unable to determine the country of origin of necessary conflict minerals in the Covered Products, the Company is developing a method to review its business relationships with these suppliers, which may include identifying an alternate supply where feasible. The Company is also considering including a conflict minerals clause in its purchase order standard terms and conditions or order acknowledgment.
3.	Conflict mineral country of origin information has become part of Qumu’s supplier qualification process and will be a consideration in the design of new products. The Company also is considering adding a conflict minerals clause to the Company’s agreement templates for incorporation in agreements with new suppliers.
4.	All existing suppliers of materials containing conflict minerals or suppliers of materials potentially containing conflict minerals have committed to continuous improvement in their conflict minerals supply chain process and progress in this effort has become a part of the Company’s supplier review process. Specific areas of focus will be to determine a more complete list of smelters and to provide more detail with respect to mitigation steps taken within the supply chain.
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PRODUCT DESCRIPTION

The list of Covered Products that contain necessary conflict minerals are limited to Qumu’s Rimage Disc Publishing Systems including all:

•	Producer Family
•	Professional Family
•	Desktop Family

The list of smelters that provide necessary conflict minerals used in these products is available in Attachment A.

PUBLIC AVAILABILITY OF CONFLICT MINERALS REPORT

The Company has made this Conflict Minerals Report publically available on the Company’s website at www.qumu.com under “Investors,” then click on “Social Responsibility” and “Conflict Minerals Report.”

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ATTACHMENT A
Link to "CFS Compliant Smelter List"
To begin:
Step 1. Select Metal in column B
Step 2. Select from dropdown in column C
Step 3. If dropdown selection is "Smelter Not Listed" complete columns D & E
Step 4. Enter all available smelter information in columns F thru N	Select Language Preference Here:
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Seleccione el lenguaje de preferencia aqui:	English	Revision 2 Aug. 29th 2012

Metal (*)	Smelter Reference List (*)	Standard Smelter Names (*)	Smelter Facility Location: Country (*)	Smelter Facility Location: Street address	Smelter Facility Location: City	Smelter Facility Location: State / Province	Smelter Facility Contact Name	Smelter Facility Contact Email	Proposed next steps, if applicable	Name of Mine(s) or if recycled or scrap sourced, state recycled or scrap	Location (Country) of Mine(s) or if recycled or scrap sourced, state recycled or scrap	Comments
Gold	Smelter Not Listed	AcademyPreciousMetals(China)Co.,Ltd	CHINA			Shandong	Lu Xueyan		Vicky@kanfort.com
Gold	Smelter Not Listed	AGR Mathey	AUSTRALIA
Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	JAPAN	1JPN072	6-15-13 Minami-cho	Fuchu-city	Tokyo	Toshiaki Dobashi	tdobashi@aida-j.jp>
Gold	Allgemeine Gold- & Silberscheideanstalt	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY	1DEU001
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	1UZB002
Gold	AngloGold Ashanti Mineração Ltda	AngloGold Ashanti Mineração Ltda	BRAZIL	1BRA003
Gold	Smelter Not Listed	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Argor-Heraeus	Argor Heraeus SA	SWITZERLAND	1CHE004	Via Moree 14, CH-6850 Mendrisio, Switzerland				contact@argor.com Tel: +41-916405353 http://www.argor.com
Gold	Asahi Pretec Corp koube koujyo	Asahi Pretec Corp	JAPAN	1JPN005	Nissei Sannomiya Bldg., 4-4-17 Kano-cho, Chuo-ku	Kobe	Hyogo	Not disclosed	http://www.asahipretec.com/company/network/
Gold	Asaka Riken Co Ltd	Asaka Riken Co Ltd	JAPAN	1JPN073	47 Aza Maseguchi,Kanaya, Tamura-machi	Koriyama	Fukushima	Akihiko Hamao	pahamo@asaka.co.jp
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	1TUR006
Gold	Aurubis AG	Aurubis AG	GERMANY	1DEU007
Gold	Smelter not yet identified	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA		Bai’yin	Lan Zhou	Zhen-ning Huo
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	1PHL008
Gold	Smelter Not Listed	Bank of Switzerland	SWITZERLAND
Gold	Boliden AB	Boliden AB	SWEDEN	1SWE009
Gold	La Caridad	Caridad	MEXICO	1MEX010	Southern Copper Corporation - Grupo Mexico, Campos Elíseos N° 400, Colonia Lomas de Chapultepec Delegación Miguel Hidalgo, C. P. 11000, Mexico				Tel : +52-5511035000 http://www.southerncoppercorporation.com
Gold	Cendres & M?taux SA	Cendres & M?taux SA	SWITZERLAND	1CHE011
Gold	Central Bank of the DPR of Korea	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF	1KOR012
Gold	Smelter Not Listed	Cheong Hing	HONG KONG
Gold	Chimet SpA	Chimet SpA	ITALY	1ITA013
Gold	Smelter Not Listed	china guangdong hetai mine gold	CHINA
Gold	Smelter Not Listed	CHINA TIN GROUP CO.,LTD.	CHINA		NO.243,Shuinan Road,Guangxi Zhuang Autonomous Region,China	Guangxi	China
Gold	Smelter Not Listed	China’s Shangdong Gold Mining Co., Ltd	CHINA
Gold	Chugai Mining Co., Ltd.	Chugai Mining Co., Ltd.	JAPAN	1JPN078	Marunouchi Bldg. 12F, 2-4-1 Marunouchi, Chiyoda-ku, Tokyo, 100-6312, Japan				Tel: +81-332011541 http://www.chugaikogyo.co.jp
Gold	Codelco	Codelco	CHILE	1CHL014
Gold	Smelter Not Listed	Cooson Sempsa	SPAIN
Gold	Smelter Not Listed	DAEJIN INDUS CO., LTD	KOREA, REPUBLIC OF		#390-10, GOJANDONG, NAMDONGKU, INCHON, KOREA	Inchon	Gyeonggi-Do	Jack, Lee	daejin0707@naver.com
Gold	DaeryongENC	DaeryongENC	KOREA, REPUBLIC OF	1KOR083
Gold	Do Sung Corporation	Do Sung Corporation	KOREA, REPUBLIC OF	1KOR084	#351-2, Gojang-dong, Namdong-Ku	Inchon	Gyeonggi-Do	B.K.PARK	gold0074@nate.com
Gold	Smelter Not Listed	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA		Unknown	Unknown	Confidential	Confidential	Unknown
Gold	Smelter Not Listed	Dosung metal	KOREA, REPUBLIC OF
Gold	Dowa Metals & Mining Co. Ltd	Dowa	JAPAN	1JPN015	22F, Akihabara UDX Bldg., 4-14-1, Sotokanda, Chiyoda-ku,	Tokyo		Koji Miyake	miyakek@dowa.co.jp
Gold	Smelter Not Listed	E-CHEM Enterprise Corp	TAIWAN		Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Smelter Not Listed	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Smelter Not Listed	Eco-System Recycling Co., Ltd.	JAPAN		1781-3 NITTE	HONJO	SAITAMA	Takahiro SATO	satout5@dowa.co.jp
Gold	Smelter Not Listed	Foxconn	TAIWAN
Gold	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	1RUS016
Gold	Smelter Not Listed	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Smelter Not Listed	Harima Smelter	JAPAN		346-4,Miyanishi,Harima-cho	Kako-gun	Hyogo 675-0145		81-79-437-8651
Gold	Smelter Not Listed	Harmony Gold Refinery	SOUTH AFRICA
Gold	Smelter Not Listed	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	HEESUNG METAL Ltd.	KOREA, REPUBLIC OF		9F BULIM BLDG #42, 1-GA, EULGIRO CHUNG-KU, Seoul Korea 100-191	EULGIRO CHUNG-KU	NamDong-Gu	Mark Kang	mark.kang@hsmetal.co.kr
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	1DEU017
Gold	Smelter Not Listed	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	CHINA		No. 20 Jincheng Road Lingbao City,Henan ,China	Lingbao	HeNan
Gold	Heraeus Ltd Hong Kong	Heraeus Ltd Hong Kong	HONG KONG	1HKG019	Heraeus Technology Centre, 30, On Chuen Street, On Chuen Street, On Lok Tsuen, Fanling, N.T. Hong Kong, P.R. China.	Hongkong	Hongkong/China	Mr Mike Fu	mike.fu@heraeus
Gold	Heraeus Precious Metals	Heraeus Precious Metals	Heraeus Precious Metals	1DEU018	GERMANY	Heraeusstraße 12 63450 Hanau, Germany	Hanau		John Carroll
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	1DEU018
Gold	Smelter Not Listed	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd	CHINA
Gold	Smelter Not Listed	Hisikari Mine	JAPAN		3844,Hishikari-Maeme,Isa,	Kagoshima 895-2701	Kagoshima	Sumitomo Metal Mining Nagoya Branch Mr. Takase	81-52-963-2360
Gold	Smelter Not Listed	Hon Shen Co. Ltd	TAIWAN
Gold	Smelter Not Listed	Hwasung CJ Co., Ltd	KOREA, REPUBLIC OF		#631-2, Seonggk-dong, Danwon-ku	Ansan	Gyeonggi-Do	B.H.CHOI	eun85710@nate.com
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	1CHN020
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	1JPN021	aoyagi2-12-30	souka-si	saitama-ken
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	1TUR069
Gold	Japan Mint	Japan Mint	JAPAN	1JPN022
Gold	Smelter Not Listed	Japan Pure Chemical	JAPAN		3-10-18 Kitamachi	nerimaku	Tokyo
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	1CHN023
Gold	Smelter Not Listed	Jin Dong Heng	CHINA
Gold	Smelter Not Listed	Jinlong Copper Co., Ltd.	CHINA				Anhui
Gold	Smelter Not Listed	Johnson Matthey HongKong Ltd.	CHINA
Gold	Johnson Matthey Inc.	Johnson Matthey Inc.	UNITED STATES	1USA025	4601 West 2100 Salt Lake City, Utah 84120, USA				Tel: +18019726466 http://www.matthey.com
Gold	Johnson Matthey Limited	Johnson Matthey Limited	CANADA	1CAN024							Recycled	Recycled
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	1RUS026
Gold	JSC Uralectromed	JSC Uralectromed	RUSSIAN FEDERATION	1RUS027
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	1JPN028	3382 Saganoseki, Oita, Japan Headquarters: 6-3, Otemachi 2-chome, Chiyoda-ku, Tokyo 100-8164, Tokyo, Japan				Tel: +81-352997000 http://www.nmm.jx-group.co.jp
Gold	Smelter Not Listed	Kanfort Industrial (Yantai) Co. Ltd. China	CHINA
Gold	Kazzinc Ltd	Kazzinc Ltd	KAZAKHSTAN	1KAZ029
Gold	Smelter Not Listed	Kennecott Utah Copper LLC	UNITED STATES	1USA088						NA	Not disclosed	Not disclosed
Gold	Smelter Not Listed	Kojima Chemicals Co. Ltd.	JAPAN	1JPN074	337-26 Kashiwabara	Sayama	Saitama	Yuusuke Naka	y.naka@kojima-c.co.jp		recycle	recycle
Gold	Korea Metal Co. Ltd	Korea Metal Co. Ltd	KOREA, REPUBLIC OF	1KOR086	#409-5, GOJANDONG, NAMDONGKU ,INCHON, KOREA	Ansan	Gyeonggi-Do	D.H.Kwak	kwak3249@yahoo.co.kr
Gold	Smelter Not Listed	Kosak Seiren	JAPAN
Gold	Smelter Not Listed	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	1KGZ030
Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry	SAUDI ARABIA	1SAU031
Gold	Smelter Not Listed	La Caridad	MEXICO
Gold	Smelter Not Listed	LBMA	GERMANY
Gold	Smelter Not Listed	LG-Nikko	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	LingbaoJinyuan tonghui	CHINA
Gold	LS Nikko	LS-Nikko Copper Inc	KOREA, REPUBLIC OF	1KOR032	onsan/uljugun/ulsan/ korea	ulsan	onsan/uljugun	Hong sun yul	syhong@lsnikko.com
Gold	Materion	Materion	UNITED STATES	1USA033
Gold	Matsuda Sangyo Co. Ltd	Matsuda Sangyo Co. Ltd	JAPAN	1JPN034	189-1 Matsubara Sayamagahara	Iruma	Saitama	(+81)4-2934-5357
Gold	Smelter Not Listed	Metallic Resources Inc	UNITED STATES		2368 East Enterprise Parkway	Twinsburg	Ohio, 44087	Jeff Meeks	jmeeks@metallicresources.com
Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG	Suite 1705-9, The Metropolis Tower 10 Metropolis Drive	Hung Hom	Hong Kong	YF Tsoi	Yeuk_Fung_Tsoi@metalor.com	NA
Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND	1CHE035
Gold	Smelter Not Listed	Metalor Technology Co., Ltd.	CHINA
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES	1USA037
Gold	Met-Mex Peñoles, S.A.	Met-Mex Peñoles, S.A.	MEXICO	1MEX038						No	Recycled	Korea
Gold	Minsur	Minsur	PERU	2PER019
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	1JPN039	3-2	Otemachi 1-chome	Chiyoda-ku, Tokyo, Japan	Kudani Haruo	Kudani@mmc.co.jp	No	Recycled	Korea
Gold	Smelter Not Listed	Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN		sio-machi 1-5-	takehara-si	hirosima-ken	Unknown	Unknown	Unknown	Unknown
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	1JPN040	Osaki	Shinagawa-ku,	Tokyo	Not disclosed	http://www.mitsui-kinzoku.co.jp/en/contact/index.html
Gold	Smelter Not Listed	MK Electron	KOREA, DEMOCRATIC PEOPLE’S REPUBLIC OF								Huckleberry, Recycled	Canada, Recycled
Gold	Smelter Not Listed	Morigin Co., Ltd.	JAPAN		OCHIAI-cho, 681-1	KOFU	YAMANASHI	Yoshinobu MORI	ymori@morigin.co.jp
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	1RUS041
Gold	Smelter Not Listed	N.E.Chemcat Corporation	JAPAN		2-4-1 Hamamatsu-cho, Minato-ku, Tokyo 105-6124, Japan			Mr. S.Sato	setsuo.satou@ne-chemcat.co.jp		recycled	recycled
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	1TUR070
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	1UZB042
Gold	Nihon Material Co. Ltd.	Nihon Material Co. Ltd.	JAPAN	1JPN071	19-2 Hayama Noda, Chiba, Japan Headquarters: 1-11 Ueno 1-Chome, Taito-ku, Tokyo				peter@shinkotw.com.tw Tel: +81-356888611 http://www.material.co.jp
Gold	Smelter Not Listed	Niihama Nickel Refinery	JAPAN		5-3,Nishibara-cho 3-chrome	Niihama	Ehime 792-8555		81-897-37-4830	Waiting for the CFS list to be created for Au.	Hishikari Mine	3844, Hishikari-Maeme, Isa, Kagoshima 895-2701, Japan Phone : 81-995-26-3111
Gold	Smelter Not Listed	Nippon Mining & Mtetals	JAPAN		10-1 Toranomon 2-chome	Minato-ku	Tokyo, 105-0001
Gold	Ohio Precious Metals LLC.	Ohio Precious Metals LLC.	UNITED STATES	1USA043
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	1RUS044
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION	1RUS067
Gold	Smelter Not Listed	OMG	SINGAPORE									HONG XIN YUAN
Gold	PAMP SA	PAMP SA	SWITZERLAND	1CHE045						NA	Recycled	Recycled
Gold	Smelter Not Listed	Pan Pacific Copper Co Ltd.,	JAPAN		3382-3 Saganoseki	Oita-city	Oita,879-2201	Mr. R.Tawara	r_tawara@ppcu.co.jp	john.carroll@heraeus.com hpm@heraeus.com		Recycled
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	1RUS047
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	1IDN048
Gold	PX Précinox SA	PX Précinox SA	SWITZERLAND	1CHE068
Gold	Rand Refinery Limited	Rand Refinery (Pty) Ltd	SOUTH AFRICA	1ZAF049
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	1CAN050						No	Recycled	Korea
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES	1USA075
Gold	SAMWON METALS corp.	SAMWON METALS Corp.	KOREA, REPUBLIC OF	1KOR087	#109gil, gungiro, Seoku, Inchon, Korea	INCHON	Gyeonggi-Do	K.H.KANG	kena01@hanmail.net	They plan to be subject to 3rd-party audit	recycled	recycled
Gold	Smelter Not Listed	Sandong zhao jin bullion refinery ltd.	CHINA		No. 289, Jinhui Road, Gold Industrial Zone	Zhaoyuan City	Shandong
Gold	Smelter Not Listed	Sanmenxia Hengsheng Science&technology Development Co.,Ltd	CHINA		Sanmenxia	Henan	China	Li pei
Gold	Schone Edelmetaal	Schone Edelmetaal	NETHERLANDS	1NLD051
Gold	Smelter Not Listed	Scotia Mocatta	HONG KONG
Gold	Smelter Not Listed	SD(Samdok) Metal	KOREA		Namdong gu	Incheon	Korea	Kangki hyun	kena01@hanmail.net
Gold	SEMPSA Joyeria Plateria SA	SEMPSA Joyeria Plateria SA	SPAIN	1ESP052						Waiting for the CFS list to be created for Au.	Pogo Mine	Alaska,United States
Gold	Smelter Not Listed	SENJU METAL INDUSTRY CO.,LTD.	JAPAN		23	SENJU-HASHIDO-CHO ADACHI-KU	TOKYO	Auston	auston@senju.com.tw
Gold	Smelter Not Listed	Shandong Gold Mining Co Ltd	CHINA		Laizhou	Shangdong	Yinaimin	ssdwxm@163.com	Not Applicable
Gold	Shangdong Zhaojin Group	Shandong Guoda Gold Co., Ltd.	CHINA
Gold	Smelter not yet identified	Shandong Jin Jinyin Refining Ltd.	CHINA
Gold	Smelter Not Listed	Shandong Tiancheng Biological Gold Industrial Co.,Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	1CHN054	Zhaoyuan City,Shandong Province,China	Zhaoyuan	Shandong	Fu Jianbin	jianbin.fu@heraeus.com
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA	No. 289, Jinhui Road	Zhaoyuan	Shandong	Zhang Mianhui	9999@zhaojin.cn	NA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA	1CHN054	West-Qin Northern District, Linglong Town, Zhaoyuan City, Shandong Province.	Shandong province	Shandong	Yin Aimin	ssdwxm@163.com
Gold	Smelter Not Listed	Shanghai Gold Exchange	CHINA		No.99 Middle Henan Road, Shanghai, China				sge@sge.com.cn
Gold	Smelter Not Listed	Shenzhen fujun material technology co.,ltd	CHINA							No	Recycled	Japan
Gold	Smelter Not Listed	So Accurate Refing Group	UNITED STATES	Not Listed							Recycled	Recycled
Gold	Smelter Not Listed	So Accurate Refining Services	UNITED STATES		3100 47th Avenue	Long Island City	New York	Lawrence Wilson	mail@soaccurate.com
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	1RUS055
Gold	Smelter Not Listed	Sojitz	JAPAN
Gold	Smelter Not Listed	Solar applied materials technology corp	Taiwan		Cheng-kung	Tainan	Taiwan	Jimmy Wu	jimmy@solartech.com.tw
Gold	Smelter Not Listed	Soochow University’s	CHINA
Gold	Smelter Not Listed	Standard Bank	HONG KONG
Gold	Smelter Not Listed	Sumisho	JAPAN
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	AUSTRALIA	1JPN057
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	CHILE	1JPN057							KO DEL KO mine	Chile
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	PERU	1JPN057
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	JAPAN	1JPN057	11-3, Shimbashi 5-chome	Minato-ku	Tokyo	Not disclosed	http://www.smm.co.jp/E/contact/		recycled	recycled
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	JAPAN	1JPN057	145-1, Funaya-Aza-Shinchi-Otu,	Saijo	Ehime	(+81)3-3436-7701	Inquiries on the website	None required domestic scrap recycler, but will encourege to register as a refinerwith EICC &CFS.org	Recycled Scrap from Domestic USA & North American sources	Recycled Scrap from Domestic USA & North American sources
Gold	Smelter Not Listed	Suzhou Industrial Park in China	CHINA
Gold	Suzhou Xingrui Noble	Suzhou Xingrui Noble	CHINA	1CHN079
Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka kikinzoku kogyo K.k	JAPAN		Hiratsuka	Kanagawa 254-0021	Name : Mr Osamu Ikeda	e-mail : O-IKEDA@ml.tanaka.co.jp
Gold	Smelter Not Listed	Tanaka Denshi Kogyo K.K.	JAPAN		8-5-1 Shimorenjaku Mitsutaka-shi Tokyo, Japan 181-0013	Tokyo	Shimorenjaku Mitsutaka-shi	I Nagamatsu	I.Nagamatsu@ml.tanaka.co.jp
Gold	Tanaka Kikinnzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	1JPN058	nagatoro2-14	hiratukasi	kanagawaken	Akihiko Okuda	okuda@ml.tanaka.co.jp/kw6
Gold	Smelter Not Listed	Technic Inc	UNITED STATES
Gold	The Great Wall Gold and Silver Refinery of China	The Great Wall Gold and Silver Refinery of China	CHINA	1CHN059							Scrap	Scrap
Gold	Smelter Not Listed	THE HUTTI GOLD MINES CO.LTD	INDIA		HUTTI, RAICHUR, KARNATAKA			FAHIM KHAN	hygominhutti@bsnl.in; hgml@vsnl.com		(include recycled)	(include recycled)
Gold	Shandong Gold Mining (Laizhou)	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	1CHN053	Shanghai China			fanming	galaxy_mm@163.com	NA	Not disclosed	Not disclosed
Gold	Tokuriki Honten Co., Ltd	Tokuriki Honten Co., Ltd	Japan	1JPN060	2, Shobucho Showanuma	Kuki	Saitama	(+81)3-3252-0171	Inquiries on the website
Gold	Smelter Not Listed	Tongling nonferrous holding group co. ltd.	CHINA		colored courtyard,the Yangtze river road	Tongling	Anhui	unknow	unknow		recycled	recycled
Gold	Torecom	Torecom	KOREA, REPUBLIC OF	1KOR081	#180, UNYONGRI, DUNPOMYUN, ASANSI, KOREA	Ansan	Gyeonggi-Do	S.Y.SONG	ssy0919@torecom.co.kr
Gold	Smelter Not Listed	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., ltd	JAPAN
Gold	Smelter Not Listed	UBS AG	SWITZERLAND		45 P.O Box CH-8098	Zurich		Jonathan	jonathan.battershill@ubs.com
Gold	Umicore Brasil Ltda	Umicore Brasil Ltda	BRAZIL	1BRA061
Gold	Umicore Beligium	Umicore SA Business Unit Precious Metals Refining	BELGIUM	1BEL062	Broekstraat 31 1000 City of Brussels, Belgium	Hoboken		Mrs. Chantal de Bruyn		N.A.
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES	1USA076						Waiting for the CFS list to be created for Au.	Hishikari Mine	3844, Hishikari-Maeme, Isa, Kagoshima 895-2701, Japan Phone : 81-995-26-3111
Gold	Smelter Not Listed	United Refining	UNITED STATES
Gold	Smelter Not Listed	UYEMURA	UNITED STATES
Gold	Valcambi SA	Valcambi SA	SWITZERLAND	1CHE063
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	1AUS046
Gold	Smelter Not Listed	Williams Bufalo	UNITED STATES
Gold	Smelter Not Listed	Wuxi Middle Treasure Materials	CHINA
Gold	Xstrata Canada Corporation	Xstrata Canada Corporation	CANADA	1CAN064
Gold	Smelter Not Listed	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Smelter Not Listed	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	HONG KONG
Gold	Yokohama Metal Co., Ltd.	Yokohama Metal Co., Ltd.	JAPAN	1JPN077	Sagamihara-Shi Midori-Ku Hashimoto units 3-5-2 gorges Hara industrial park, Kanagawa 252-0132, Japan				Tel: +81-427734411 http://www.yk-metal.com
Gold	Smelter Not Listed	Yoo Chang Metal Inc.	KOREA		Buchun Shi Kyungki Do Korea	-	-	Confidential	-
Gold	Yunnan Chengfeng	Yunnan Chengfeng	CHINA	2CHN047
Gold	Yunnan Tin Company Limited	Yunnan Tin Company Limited	CHINA	2CHN048
Gold	Smelter Not Listed	Zhaojin Group&Gold Mineral China Co., Ltd.	China		299 Jinhui Road, Zhaoyuan City, Shandong Province	Zhaoyuan	Shan Dong	N/A	N/A	No	Recycled	Korea
Gold	Smelter Not Listed	Zhaojin Mining Industry Co., Ltd.	CHINA							applicable	recycled	recycled
Gold	Smelter Not Listed	Zhaoyuan City, Shandong Province	CHINA
Gold	Smelter Not Listed	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Smelter Not Listed	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	1CHN065	No.289 jin hui road	Zhaoyuan	Shandong	Zhang Mianhui	9999@zhaojin.cn	-	Recycled	Korea
Gold	Zijin Mining Group Co. Ltd	Zijin Mining Group Co. Ltd	CHINA	1CHN066
Tantalum	Smelter Not Listed	A&M Minerals Limited	UNITED KINGDOM
Tantalum	Smelter Not Listed	Changsha Southern	CHINA		Dagualing Village, Huangxing Town, Changsha, Hunan, P.R. China			Yan Yu
Tantalum	Smelter Not Listed	CIF	BRAZIL		Radovia LMG 841	S/N Km 18-Volta Grande-Naxareno/MG	CEP 363702-000-MG	Mr. Lasmar Ronaldo	RLasmar@lsm.co.uk
Tantalum	Smelter Not Listed	Companhia Industrial Fluminense	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	3CHN019
Tantalum	Duoluoshan	Duoluoshan	CHINA	3CHN001	NA	NA	NA	NA	NA	no	no	China
Tantalum	Smelter Not Listed	Ethiopian Minerals Development Share Company	ETHIOPIA		Bole Kefleketema	Kebele 05,Near by Awraris Hotel	Addis Ababa	Ms. Mamo Yewubdar	mamoyewubdar@yahoo.com	Shandong Zhaojin Group Co., Ltd.	China
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES	3USA002	1851 Blount Rd, Pompano Beach, FL 33069, United States	Pompano Beach	Florida	NA	Exotech@Exotech.com	NA	scrap	scrap
Tantalum	F&X	F&X	CHINA	3CHN003
Tantalum	Smelter Not Listed	Fujian Nanping	CHINA		88,West Canal	353000 Nanping	Fujian	Mr.Lian Jianguo	N/A 0599-8512832
Tantalum	Gannon & Scott	Gannon & Scott	UNITED STATES	3USA004
Tantalum	Global Advanced Metals	Global Advanced Metals	ETHIOPIA	3USA005						No	Recycled	UNITED STATES
Tantalum	Cabot	Global Advanced Metals	UNITED STATES	3USA005	Country Line Road, Box 1608	Boyertown	Pa.	NA	info@globaladvancedmetals.com
Tantalum	HC Starck	H.C. Starck GmbH	GERMANY	3DEU006	Sackenberg Strabe 51	Laufenberg, Baden	Germany	NA	info@hcstarck.com
Tantalum	Hi-Temp	Hi-Temp	UNITED STATES	3USA016						n/a	Solar applied materials technology corp	Taiwan
Tantalum	Smelter Not Listed	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tantalum	Smelter Not Listed	Jiangxi Yichun	CHINA		Yuanzhou Distict	YinChun 336003	Jiangxi	Mr.Feng Feng	N/A 0795-3299088
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA	3CHN017
Tantalum	Jiujiang Tambre	JiuJiang Tambre Co. Ltd.	CHINA	3CHN007
Tantalum	Smelter Not Listed	KAMET Blue Powder Corporation	UNITED STATES
Tantalum	Kemet Blue Powder	Kemet Blue Powder	UNITED STATES	3USA010
Tantalum	Smelter Not Listed	Metal Do	JAPAN		5-6 KyomachiboriI	2-Chome Nishi-Ku	Osaka 550-0003	Ms.Tomomi Mizuno	t-mizuno@raremetal.co.jp	NA	Not disclosed	Not disclosed
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	3JPN008
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	1JPN040	1-11-1, Osaki, Shinagawa-ku, Tokyo, Japan				Tel: +81-354378028 http://www.mitsui-kinzoku.co.jp
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	3CHN009	No. 119 Yejin Road, shizuishan City, Ningxia, China	Shizuishan	Ningxia	NA	master@otic.com.cn
Tantalum	Smelter Not Listed	NTET, Thailand	THAILAND		60/76 Moo 19 Navanakorn Industrial Estate,Paholyothin Road	Klong Nueng Klong Luang	Pathum,12120	Ms. Lin Min	linda@shogo.com.cn
Tantalum	Plansee	Plansee	AUSTRIA	3AUT011
Tantalum	RFH	RFH	CHINA	3CHN017						CFS Compliant Smelter	recycled	recycled
Tantalum	Solikamsk Metal Works	Solikamsk Metal Works	RUSSIAN FEDERATION	3RUS012
Tantalum	Solikamsk	Solikamsk Metal Works	RUSSIAN FEDERATION	3RUS012
Tantalum	Smelter Not Listed	Taki Chemical Co., Ltd.	JAPAN		346 Miyanishi,Harima-cho	Kako-gun	Hyogo
Tantalum	Tantalite Resources	Tantalite Resources	SOUTH AFRICA	3ZAF024						NA	NA	NA
Tantalum	Telex	Telex	UNITED STATES	3USA018
Tantalum	Ulba	Ulba	KAZAKHSTAN	3KAZ014	102, Abay Avenue, Ust-Kamenogorsk 070005, Republic of Kazakhstan		Ust-Kamenogorsk	NA	mail@ulba.kz		recycled	3844, Hishikari-Maeme, Isa, Kagoshima 895-2701, Japan
Tantalum	Smelter Not Listed	Yichun Jinyang Rare Metal Co., Ltd.	CHINA							No	Recycled	Korea
Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA	3CHN015	Diamond Road Zhuzhou Hunan China	Zhuzhou	Hunan	na	zccc@chinacarbide.com

Tin	Smelter Not Listed	5NPlus	UNITED KINGDOM
Tin	Smelter Not Listed	AIM	CANADA	Not Listed							scrap and recycling	n/a
Tin	Smelter Not Listed	Almit	CHINA
Tin	Smelter Not Listed	Amalgamated Metal Corporation PLC	INDONESIA
Tin	Smelter Not Listed	Amalgamet	UNITED STATES
Tin	Smelter Not Listed	American Iron and Metal	CANADA
Tin	Smelter Not Listed	Aoki Loboratories Ltd.	CHINA
Tin	Smelter Not Listed	Arcelor La Plaine	FRANCE		5 rue Luigi Cherubini	F 93212 La Plaine Saint Denis Cedex
Tin	Smelter Not Listed	Atlantic Metals	UNITED STATES
Tin	Smelter Not Listed	Atotech	GERMANY
Tin	Smelter Not Listed	BANKA	MALAYSIA
Tin	Smelter Not Listed	Best Metais	BRAZIL
Tin	Smelter Not Listed	Butterworth Smelter	MALAYSIA
Tin	Smelter Not Listed	China Huaxi Group Nandan	CHINA							-	Yoo Chang	Buchun
Tin	Smelter Not Listed	China Tin Group Co.,Ltd	CHINA
Tin	Smelter Not Listed	China Tin Smelter Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	2CHN050						N/A	N/A	N/A
Tin	Cookson	Cookson	UNITED STATES	2USA001
Tin	Alpha Metals	Cookson	UNITED STATES	2USA001	Unknown	Unknown	Unknown	Confidential	Confidential
Tin	Smelter Not Listed	Cookson Alpha Metals(Shenzhen)Co.Ltd	CHINA
Tin	Coopersanta	Coopersanta	BRAZIL	21DN063	Mina Good Future - C-Line 75 Km - 42 - District of Bom Futuro	Ariquemes	Rondônia	coopersanta@coopersanta.com.br	coopermetalro@coopermetalro.com.br
Tin	Liuzhou China Tin	Copyright Liuzhou China Tin Group CO.,LTD.	CHINA		NO.243,SuinanRoad,Liuzhou City,Guangxi,CHINA	Liuzhou	GuangXi	Zhang Zhi	Sales@tongding.com.cn	NA	Shandong Zhaojin Group Co., Ltd.	CHINA
Tin	Smelter Not Listed	Corporation Berhad (MSC)	MALAYSIA
Tin	Smelter Not Listed	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	CV Duta Putra Bangka	CV Duta Putra Bangka	INDONESIA	2IDN003
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	2IDN056						per EICC-GeSI link above - list is under development for tungsten	Mibra	Brazil
Tin	CV JusTindo	CV JusTindo	INDONESIA	2IDN004
Tin	CV Makmur Jaya	CV Makmur Jaya	INDONESIA	2IDN005
Tin	CV Nurjanah	CV Nurjanah	INDONESIA	2IDN006						NA	DLS use both mines and scraps source.	Mine in Nigeria, Ethiopia, Brazil, India, Rwanda, Thailand etc. Scraps main from USA,Japan,UK etc.
Tin	CV Prima Timah Utama	CV Prima Timah Utama	INDONESIA	2IDN007						per EICC-GeSI link above - list is under development for tungsten	Kenticha	Ethiopia
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA	2IDN008						N/A	N/A	UNITED STATES
Tin	CV United Smelting	CV United Smelting	INDONESIA	2IDN009	Jalan Parit Lalang No.2, Pangkalpinang, Bangka, Indonesia			Mr. Johanes Irving Tedy	utdsmelt@yahoo.com
Tin	Smelter Not Listed	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF							per EICC-GeSI link above - list is under development for tungsten	Nanping	China
Tin	Smelter Not Listed	Daewoo International	KOREA		C.P.O. Box 2810/Seoul, /Korea	SEOUL	C.P.O. Box 2810/Seoul	B.S Change	alphatrading@paran.com
Tin	Smelter not yet identified	Darley Dale Smelter	UNITED KINGDOM		Darley Dale Smelter	South Darley	Matlock, DE4 2LP
Tin	Smelter Not Listed	Diehl Mettal	GERMANY							N/A	N/A	UNITED STATES
Tin	Smelter Not Listed	DUK SAN HI-METAL CO.,LTD.	KOREA, REPUBLIC OF							N/A	N/A	GERMANY
Tin	Smelter Not Listed	Electro.oy Metal Pte.	SINGAPORE
Tin	Smelter Not Listed	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin	Complejo Metalurico Vinto S.A.	EM Vinto	BOLIVIA	2BOL010	Localidad Vinto, Carretera a Potosí			Mr Ramiro Villavicencio	info@vinto.gob.bo	per EICC-GeSI link above - list is under development for tungsten	Yichun	China
Tin	EM Vinto	EM Vinto	BOLIVIA	2BOL010	Km 7 Carretera Vinto Oruro, Bolivia			Mr. Garcia Fernandez	ruth.garcia@vinto.gob.bo
Tin	Smelter Not Listed	ENAF	BOLIVIA
Tin	Smelter Not Listed	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	Fenix Metals	POLAND	2POL064
Tin	Smelter Not Listed	FIRST COPPER TECHNOLOGY CO.,LTD	CHINA							per EICC-GeSI link above - list is under development for tungsten	NA (Scrap)	NA (Scrap)
Tin	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	1RUS016
Tin	Smelter Not Listed	Fuji Metal Mining	THAILAND		No. 597, Longdong Rd	Jungli		Adam Lin	adam@gretech.co
Tin	Smelter Not Listed	FUJIAN ZIJIN COPPER INDUSTRY CO.,LTD	CHINA							N/A	N/A	CHINA
Tin	Smelter Not Listed	Furukawa Electric	JAPAN							per EICC-GeSI link above - list is under development for tungsten	NA (Scrap)	NA (Scrap)
Tin	Smelter Not Listed	ge jiu ye lian chang	CHINA
Tin	Gejiu Non-ferrous	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA	2CHN012	121 E.Jinhu Road, Gejiu City, Yunnan, China	Gejiu	Yunnan/China	Li Yihua	LiYihua@ytl.com.cn
Tin	GEJIU ZILI MINING&SMELTING CO. LTD.	Gejiu Zi-Li	CHINA	2CHN011	Huogudu, Jijie Town	Gejiu	Yunnan	Huang Lixian	632hic@163.com
Tin	Gejiu Zi-Li	Gejiu Zi-Li	CHINA	Huogudu, Jijie Town	Gejiu	Yunnan	Huang Lixian	632hic@163.com	NA
Tin	Gold Bell Group	Gold Bell Group	CHINA	2CHN013						Request a certificate of “non use” to the supplyer.	scrap	scrap
Tin	Smelter Not Listed	Goodway	TBD
Tin	Smelter Not Listed	Guangxi China Tin Metal Meterials Company	CHINA
Tin	Smelter Not Listed	Guixi Smelter	CHINA							N/A	N/A	KAZAKHSTAN
Tin	Smelter Not Listed	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Smelter Not Listed	Heesung Metal Ltd.	KOREA, REPUBLIC OF							N/A	N/A	CHINA
Tin	Smelter Not Listed	Henan Sanmenxia Lingbao JinYuan Mining industry Company Limited	CHINA		Industry West Road,Lingbao City,Sanmenxia,Henan Province,China	Henan	China
Tin	Smelter Not Listed	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Smelter Not Listed	Heraeus Materials Technology GmbH & Co. KG	GERMANY		Unknown	Unknown	Unknown	Zhang Jing	Gina.Zhang@heraeus.com
Tin	Smelter Not Listed	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	1DEU018
Tin	Smelter Not Listed	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA		Unknown	Unknown	Unknown	Confidential	Confidential
Tin	Smelter Not Listed	High Quality Technology Co.,Ltd	CHINA
Tin	Smelter Not Listed	Hitachi Cable	JAPAN
Tin	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA	2CHN052
Tin	Smelter Not Listed	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin	Smelter Not Listed	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	Smelter Not Listed	Indonesia State Tin Corp	INDONESIA		Jalan jenderal Sudirman 51	Pangkalpinang	Bangka
Tin	Smelter Not Listed	IPS	France
Tin	Smelter Not Listed	JalanPantai/Malaysia	MALAYSIA		N/A	N/A	N/A	Mr. Zaharuodin	N/A
Tin	Smelter Not Listed	Jan Janq	TAIWAN
Tin	Smelter Not Listed	JAUJANQ_Malaysia Smelting Corp	MALAYSIA
Tin	Smelter Not Listed	Jean Goldschmidt International	BELGIUM
Tin	Smelter Not Listed	Jiangsu Xinhai Copper Co.,Ltd.	CHINA
Tin	Jiangxi Nanshan	Jiangxi Nanshan	CHINA	2CHN014
Tin	Smelter Not Listed	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Smelter Not Listed	jin yi group	CHINA
Tin	Smelter Not Listed	Kai Union Industry and Trade Co., Ltd.	CHINA	-	Yunnan Province, China old city Austin eight hold the tree first industrial park	China old city	Yunnan Province	dingju	dingju5201@163.com	No	Recycled	Brazil (Bom Futuro area)
Tin	Kai Unita Trade Limited Liability Company	Kai Unita Trade Limited Liability Company	CHINA	2CHN053								HONG XIN YUAN
Tin	Smelter Not Listed	Ketabang	INDONESIA
Tin	Smelter Not Listed	KIHONG T & G	INDONESIA
Tin	Smelter Not Listed	KOBA	INDONESIA		Arthaloka Buiding,12th Floor,JI.Jend.Sudirman No.2,	Jakarta 10220	Jakarta	confidential	email@jkt.ptkoba.co.id
Tin	Smelter Not Listed	KOKI JAPAN	KOKI JAPAN		JAPAN				Miho Watanabe Takashi Kato
Tin	Smelter Not Listed	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Smelter Not Listed	Kundur Smelter	INDONESIA
Tin	Smelter Not Listed	Laibin Huaxi Smelterring Co.,Ltd	CHINA			Laibin	Guangxi
Tin	Smelter Not Listed	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
Tin	Smelter Not Listed	LingbaoJinyuan tonghu	CHINA	Not Listed
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Smelter Co	CHINA	2CHN055
Tin	Liuzhou China Tin Group Co. Ltd.	Liuzhou China Tin	CHINA	2CHN015	No.243 Shui Nan road	Liuzhou	Guangxi	Yunyuan wu	http://www.lzylc.com.cn
Tin	Smelter Not Listed	MacDermid Fine Chemical Co., Ltd. Hongkong	CHINA		Hongkong Kowloon Prince Edward Road 13, room 701			Yuan Sheng	pianzhexin@163.com	-	-	Banka, Indonesia
Tin	Malaysia Smelting Corp	Malaysia Smelting Corp	MALAYSIA	B-15-11,Block B,15th Floor, Unit 11, Megan Avenue II,12,Jalan Yap Kwan Seng , 50450 Kuala Lumpur , Malaysia	Kuala Lumpur		Yap Kean Pang	msckl@po.jaring.my	NA
Tin	Malaysia Smelting Corp	Malaysia Smelting Corp	MALAYSIA	2MYS016	27, Jalan Pantai, 12000 Butterworth Penang, Malaysia			Mr.Chua Cheong Yong	Chua.cy@msmelt.com
Tin	Smelter Not Listed	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Smelter Not Listed	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	Metallo Chimique	Metallo Chimique	BELGIUM	2BEL017	Nieuwe Dreef 33, 2340 Beerse, Belgium			Mr.Mark Van Loon	mark.vanloon@metallo.com
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	2BRA018	Av. Constantino Néri , 2789 10 andar sala 1003/1004 , Manaus - AM	Manaus	Brazil		sales@mtaboca.com.br
Tin	Taboca	Mineração Taboca S.A.	BRAZIL	2BRA018	80 Moo 8 Sakdidej Road	Tambon Vichit, Amphur Muang	Phuket 83000		tsr@thaisarco.com
Tin	Smelter Not Listed	Ming Li Jia smelt Metal Factory	CHINA
Tin	China Minmetals Ganzhou Tin Co. Ltd.	Minmetals Ganzhou Tin Co. Ltd.	CHINA	2CHN051	Baita Township Water, Ganzhou City, Jiangxi, 341000, China Headquarters: Tower Minmetals Plaza, No.3 Chao Yangmen North Avenue, Dongcheng District, Beijing, P.R.China,100010				support@minmetals.com.cn Tel: +86-7978251408 Tel: +86-1060169000 http://www.minmetals.com
Tin	Minsur	Minsur	PERU	2PER019	Av. San Martin 1371 Pisco Playa Pisco - Ica, Peru	Pisco Playa Pisco	Ica	Ms. Rosa Reategui	rosa.reategui@minsur.com
Tin	Smelter Not Listed	Minsur Mines	PERU		Las Begonias 441 Of.338	San Isidro	Lima 27	Confidential	www.minsur.com
Tin	Smelter Not Listed	Minsur S.A. Tin Metal (Funsur)	PERU		Av. San Martin 1371	Pisco Playa	Pisco - Ica	Jose Antonio Ore Rivera	jore@funsur.com
Tin	Smelter Not Listed	Mitsubishi Electric Metecs Co., Ltd.	JAPAN		1-1-57, Miyashimo, Cyuo-ku	Sagamihara-City	Kanagawa 252-5295				Fuji Metal Mining	Thailand
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	1JPN039	4049-1 Naoshima-cho	Kawaga-gun	Kagawa	(+81)3-5252-5200	Inquiries on the website
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	2JPN020	985-1 Ikuno	Asago City	Hyougo	Confidential	Confidential
Tin	Smelter Not Listed	Montok Smelter	INDONESIA
Tin	Smelter Not Listed	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA							no	no	China
Tin	Smelter Not Listed	Nathan Trotter & Co INC.	PERU							NA	N/A	CHINA
Tin	Smelter Not Listed	Nathan Trotter & Co., Inc.	UNITED STATES		241 W. Stewart Huston Dr.	Coatesville, PA 19320	PA 19320	Daryl Williams and Greg McIlvain	sales@nathantrotter.com	Gejiu Zili Mining&Smelting Co., Ltd.	China
Tin	Smelter Not Listed	NGHE TIN NON-FERROUS METAL	VIETNAM
Tin	Smelter Not Listed	NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA		Unknown	Unknown	Unknown	Confidential	Confidential
Tin	Smelter Not Listed	nihon superior co.,ltd	JAPAN
Tin	Smelter Not Listed	Nihon Genma MFG Co., Ltd.	THAILAND		Unknown	Unknown	Unknown	Confidential	Confidential
Tin	Smelter Not Listed	NIHON KAGAKU SANGYO CO.,LTD.	JAPAN		20-5 SHITAYA 2-chome	TAITOUKU	TOKYO
Tin	Smelter Not Listed	Nippon Filler Metals Ltd	JAPAN
Tin	Novosibirsk Integrated Tin Works	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	2RUS021
Tin	Smelter Not Listed	Ohio precious Metals	UNITED STATES
Tin	Smelter Not Listed	OM Manufacturing Phils. Inc.	Philippines
Tin	OMSA	OMSA	BOLIVIA	2BOL022	Calle Rene Moreno D-2 San Miguel, La Paz Bolivia			Mr.Mariano Pero Taborga	mpero@omsabo.com
Tin	Smelter Not Listed	Paranapanema	BRAZIL
Tin	Smelter Not Listed	Parex International Corp.	CHINA		24FL.NO.123,Sec.3,ZHONGYUAN ROAD,CITY TAIBAI TAIWAN R.O.C	TAIPEI	DAIWANG	MR HUANG	huangben@parexmetals.com.tw
Tin	Smelter Not Listed	PBT	FRANCE
Tin	Smelter Not Listed	Poongsan Corporation	KOREA, REPUBLIC OF		23, Chungjeong-ro, Seodaemun-gu	Seoul
Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA	2IDN023
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	2IDN024
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	2IDN025
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA	2IDN026
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA	2IDN027
Tin	PT Bangka Putra Karya	PT Bangka Putra Karya	INDONESIA	2IDN028	Kawasan Industri Ketapang Pangkalpinang, Bangka & Belitung, Indonesia			Mr.Johnny Sisviandi	jsisviandi@yahoo.com	N/A	Malaysia Smelter	JalanPantai/Malaysia
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA	2IDN029
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	2IDN058
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	2IDN030	Yos Sudarso No. 88, Sunter	Jakarta Utara	Propinsi DKI Jaya		62-21-65314730
Tin	PT Bellitin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA	2IDN031	Jl KH Moch Mansyur 23	Krendang JAKARTA		Confidential	Confidential
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	2IDN032	JI. Gardu Induk PLN NO.5, Margomulyo, Tandes Lor, Kecamatan Tandes, Surabaya 60187, Indonesia			Mr.Welly Jusuf	wellyjs@gmail.com
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA	2IDN059
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	2IDN033
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA	2IDN034						NA	Yunnan and non-ferrous metals Co., LTD	GeJiuShi yunnan province china
Tin	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA	2IDN035
Tin	Smelter Not Listed	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA	2IDN062
Tin	PT Koba Tin	PT Koba Tin	INDONESIA	2IDN036	Arthaloka Bld. 12, JL.Jend	Sudirman No.2	Jakarta	Ikhwansar	email@jkt.ptkoba.co.id		KOBA	Indonesia
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	2IDN037						support@ko-ki.co.jp kato@ko-ki.co.jp
Tin	PT Panca Mega	PT Panca Mega	INDONESIA	2IDN060
Tin	Smelter Not Listed	PT Putra Karya	INDONESIA
Tin	PT Refined Banka Tin	PT Refined Banka Tin	INDONESIA	2IDN038
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	2IDN039
Tin	PT Seirama Tin investment	PT Seirama Tin investment	INDONESIA	2IDN061
Tin	Smelter Not Listed	PT Smelting	INDONESIA
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	2IDN040	Jl. Ketapang Kawasan Industri Pangkal Pinang Bangka - Belitung, Indonesia			Mr.Hardi Salim	Aheuw@dsja-tin.com
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	2IDN041							Scrap	Scrap
Tin	PT Tambang Timah	PT Tambang Timah	INDONESIA	2IDN049	Jalan Jenderal Sudirman 51 Pangkalpinang 33121	Bangka	Indonesia	Doreen Ng	doreen@straitsmetal.com	Koba	Indonesia
Tin	PT Timah	PT Timah	INDONESIA	2IDN042
Tin	PT Timah	PT Timah	INDONESIA	2IDN042	Jalan Jenderal	Sudirman 51	Pangkalpinang	Abrun Abubakar	abrun@pttimah.co.id
Tin	Smelter Not Listed	PT Timah; Pan light Corporation	INDONESIA
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	2IDN044							Recycled	Recycled
Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA	2IDN057						N/A	N/A	BRAZIL
Tin	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA	2IDN045						NA	Thialand Mines & Imported Cncentrates	Thialand
Tin	Smelter Not Listed	PT. CITRALOGAM ALPHASEJATERA	INDONESIA
Tin	Smelter Not Listed	PT. Indra Eramulti Logam Industri	INDONESIA		BangkaGardu Induk PLN 5, Margomulyo	Tandes Lor Surabaya	East Java
Tin	Smelter Not Listed	PT.CITRALOGAM	INDONESIA
Tin	PT.DS JAYA ABADI	PT.DS JAYA ABADI	INDONESIA	2IDN059							Minsur mines (not recycled or scrap)
Tin	Smelter Not Listed	PT.Tanloaug Tinah	INDONESIA								Minsur (San Rafael)	Peru
Tin	Smelter Not Listed	Pure Technology	RUSSIAN FEDERATION
Tin	Smelter Not Listed	Qualitek delta philippines inc	Philippines								Recycled or Scrap	Recycled or Scrap
Tin	Smelter Not Listed	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Smelter Not Listed	RBT	INDONESIA
Tin	Smelter Not Listed	Redling Dolder(M)SDN.BHD	MALAYSIA
Tin	Smelter Not Listed	Redsun	INDONESIA		No 24, Tingkat Bawah, Jalan Bayu Tinggi 8/KS6, Batu Unjur, 41200 Klang, Selangor, Malaysia.	Malaysia	Tingkat Bawah, Jalan Bayu Tinggi	B.L. See	see@redsun.net.my
Tin	Smelter Not Listed	Rohm & Hass	CHINA							None required domestic scrap recycler, but will encourege to register as a refinerwith EICC &CFS.org	Recycled Scrap from Domestic USA & North American sources	USA & North America
Tin	Smelter Not Listed	RST	GERMANY
Tin	Smelter Not Listed	Rui Da Hung	CHINA							Unknown	Unknown	Unknown
Tin	Smelter Not Listed	Rui Da Hung	TAIWAN
Tin	Smelter Not Listed	SA Minsur	PERU
Tin	Smelter Not Listed	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Senju Metal Industry Co., Ltd.	JAPAN		Matuyama chi1	moukasi	tochigiken	(+81)###-##-####	―
Tin	Smelter Not Listed	SGS BOLVIA S.A.	BOLIVIA
Tin	Smelter Not Listed	Shan Tou Shi Yong Yuan Jin shu Zai Sheng Co.,Ltd.	CHINA
Tin	Smelter Not Listed	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Smelter Not Listed	shen zhen qi xiang da hua gong gong si	CHINA
Tin	Smelter Not Listed	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Smelter Not Listed	SOFT METAIS LTDA	BRAZIL
Tin	Smelter Not Listed	SOLDER COAT Co.,LTD	JAPAN
Tin	Smelter Not Listed	Sundwiger	GERMANY								—	—
Tin	Smelter Not Listed	tai wan qing gao qi ye you xian gong si	CHINA
Tin	Smelter Not Listed	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Smelter Not Listed	Tamura	JAPAN		Higashi-Oixumi	Nerima-Ku 178-8511	Tokyo
Tin	Tanaka Kikinzoku Kogyo k.k.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	1JPN058	nagatoro2-14	hiratukasi	kanagawaken	—	—
Tin	Smelter Not Listed	Technic Inc.	UNITED STATES
Tin	Smelter Not Listed	Thailand Smelting & Refining Co., Ltd. (THAISRCO)	THAILAND	Not Listed
Tin	Thailand Smelting and Refining Co. Ltd.	Thaisarco	THAILAND	2THA046	80 Moo 8 Sakdidej Road, T.Vichit, A.Muang, Phuket	T.Vichit, A.Muang	Phuket	Petcharat Ditkaew	petcharat@thaisarco.com
Tin	Smelter Not Listed	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	Smelter Not Listed	TIMAH	INDONESIA	Not Listed						NA	Bangka,Jawa Barat	Indonesia - Artesian
Tin	Smelter Not Listed	Tong Ding Metal Company. Ltd.	CHINA
Tin	Smelter Not Listed	Tongling nonferrous Metals Group Co., Ltd	CHINA
Tin	Smelter Not Listed	UNI BROS METAL PTE LTD	SINGAPORE
Tin	Smelter Not Listed	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Smelter Not Listed	Unit Timah Kundur PT Tambang	INDONESIA
Tin	Smelter Not Listed	Unvertical International(Suzhou)Co.,Ltd	CHINA	Not Listed
Tin	Smelter Not Listed	Vishay Intertechnology	CHINA		Unknown	Unknown	Unknown	Confidential	Confidential
Tin	Smelter Not Listed	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIET NAM
Tin	Smelter Not Listed	Well-Lin Enterprise Co Ltd	TAIWAN								PT.KOBA Tin	Indonesia
Tin	Smelter Not Listed	Westfalenzinn	GERMANY
Tin	Smelter Not Listed	Westfalenzinn	GERMANY
Tin	White Solder Metalurgia	White Solder Metalurgia	BRAZIL	2BRA054
Tin	Smelter Not Listed	Wilhelm Westmetall, Germany	GERMANY
Tin	Smelter Not Listed	WKK	CHINA
Tin	Smelter Not Listed	Wujiang City luxe Tin Factory	CHINA
Tin	Smelter Not Listed	XiHai - Liuzhou China Tin Group Co ltd - list as “China Tin”	CHINA			Guangxi			http://en.yr1818.com/Company/xihai01/1/Product.aspx
Tin	Smelter Not Listed	XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA
Tin	Smelter Not Listed	xingrui noble metal materialCO.LTD	CHINA
Tin	Smelter Not Listed	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA							N/A	N/A	INDONESIA
Tin	Smelter Not Listed	YTMM	CHINA
Tin	Smelter Not Listed	Yun Lan Xi Ye	CHINA								PT.TAMBANG TIMAH	Indonesia
Tin	Chengfeng Metals Co Pte Ltd	Yunnan Chengfeng	CHINA	2CHN047	6 Marina Boulevard # 05-22 - The Sail	Marina Bay	Unknown	Confidential	Confidential
Tin	Smelter Not Listed	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.,	CHINA			Gejiu City	Yunnan	Mr. Zhang	0871-3200102
Tin	Yunnan Tin Company Limited	Yunnan Tin Company Limited	CHINA	2CHN048	No.121 East Jinhu Road	Gejiu	Yunnan	Wu Jianxun	ytshjx@vip.163.com
Tin	Smelter Not Listed	Yunnan tin industry Limited by Share Ltd	CHINA		Gejiu City of Yunnan province Jinhu East Road No. 121
Tin	Smelter Not Listed	Yunnan Xiye Co.ltd	CHINA
Tin	Smelter Not Listed	Yuntinic Chemical GmbH	GERMANY
Tin	Smelter Not Listed	YunXi	CHINA
Tin	Smelter Not Listed	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Smelter Not Listed	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tungsten	Allied Material Corp	A.L.M.T. Corp.	JAPAN	4JPN020
Tungsten	ALMT	A.L.M.T. Corp.	JAPAN	4CHN020	Headquarters: 2, Iwase-Koshi-Machi, Toyama City, Toyama 931-8543 Japan			Ishida Toshimi	toshimi-ishida@allied-material.co.jp Tel: +81-764371954 http://www.allied-material.co.jp
Tungsten	Smelter Not Listed	Air Products	UNITED STATES		Unknown	Unknown	Unknown	Ming Ou	ouom@airproducts.com
Tungsten	Smelter Not Listed	Allied material Corp.	JAPAN		2	TOYAMA-shi Iwasekoshi-cho	TOYAMA
Tungsten	ALMT	ALMT	CHINA	4CHN020
Tungsten	Smelter Not Listed	Alta Group	UNITED STATES		6945 Indiana Ct	#100, Arvada	CO, 80007	Alison Scott	alison.scott@honeywell.com
Tungsten	Smelter Not Listed	Altlantic Metals	UNITED STATES		100 D Benton Street	Stratford	CT, 06615	David Czerniawski	David@atlanticmetals.com
Tungsten	Alldyne Powder Technologies	ATI Tungsten Materials	UNITED STATES	4USA001	7300 Highway 20 West, Huntsville, AL,	Huntsville	Alabama	Rodney Parvin	rparvin@ATIEP.com
Tungsten	Smelter Not Listed	Axis Material Limited	JAPAN
Tungsten	Smelter Not Listed	Beijing Zenith Materials	CHINA		3-342 FuHeyuan	Beiguan, Tongzhou Dist	Beijing	BJ	BZM@BJZenith.com.cn
Tungsten	Smelter Not Listed	Buffalo Tungsten	CHINA
Tungsten	Smelter Not Listed	ChangChun up-optech	CHINA		18 Yingkou Road	Optoelectronic Indust. Park	Changchun Jilin	Wang Qi	aopuwq@yahoo.com
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA	4CHN002							Recycled or Scrap	Recycled or Scrap
Tungsten	Smelter Not Listed	China Minmetals Corp.	CHINA		Unknown	Unknown	Unknown	Confidential	Confidential
Tungsten	China Minmetals Nonferrous Metals Co Ltd	China Minmetals Nonferrous Metals Co Ltd	CHINA	4CHN003
Tungsten	Smelter Not Listed	China National Non-ferrous	CHINA		8th floor,Jiangxin Bldg,88 Beijing Road	Nanchang	Jiangxi 330046	Mr. Fan Jun Rong	dept2@cniecjx.com
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	4CHN004
Tungsten	Smelter Not Listed	CWB Materials	UNITED STATES		515 Skyline Drive	Belle Vernon	PA, 15012	Bob Wright	bob@cwbmaterials.com
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA	4CHN021	35 Shuikousi Road, Nan’an Town, Dayu Country, Jiangxi, China	Ganzhou	Jiangsu	Renxia Cao	dycrx@163.com
Tungsten	Smelter Not Listed	DAYU WEILIANG TUNGSTEN CO.,LTD	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	4CHN022
Tungsten	Ganzhou Sea Dragon	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	4CHN016	45th Dongyanshan road,	Gangzhou	Jiangxi	Sonny Zhang	N/A
Tungsten	Smelter Not Listed	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA
Tungsten	Smelter Not Listed	Ganzhou Seadragon W&Mo Co,.Ltd	CHINA
Tungsten	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES	4USA007	Hawes Street	Towanda	PA, 18848	Tom Bennett	tom.bennett@globaltungsten.com		Recycled or Scrap	Recycled or Scrap
Tungsten	Smelter Not Listed	Golden Egret	CHINA
Tungsten	Global Tungsten & Powders Corp USA	GTP	UNITED STATES	4USA007	1 Hawes Street	Towanda	Pennsylvania	Kerin Laursen	karin.Laursen@globaltungsten.com
Tungsten	HC Starck	H.C. Starck GmbH	GERMANY	3DEU006	45 Industrial Place	Newton	MA, 02161	Joe Spirko	joseph.spirko@hcstarck.com		unknown	Indonesia, others except D.R.C. or its immediate neighouring countries
Tungsten	HC Starck GmbH	HC Starck GmbH	GERMANY	4DEU008
Tungsten	Smelter Not Listed	Hitachi Metals, Ltd.,Yasugi Works	JAPAN
Tungsten	Hunan Chenzhou Mining Group Co	Hunan Chenzhou Mining Group Co	CHINA	4CHN018	27/F, Bulding 2, Xiangyuzhongyang, No.253, WuYi Road, Changsha, Hunan, China	Changsha	Hunan	NA	admin@znat.com.cn
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	4CHN023
Tungsten	Smelter Not Listed	IES Technical Sales	UNITED STATES		250 North Street	Unit #A9, Danvers	MA, 01923	Mike Berry	Mike.B@IEST.com
Tungsten	Smelter Not Listed	Izawa Metal Co., Ltd	JAPAN
Tungsten	Japan New Metals Co Ltd	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN	4JPN07	187-4 USUBA HANAKAWA-CHO, KITAIBARAKI-SHI, IBARAKI 319-1535	Tokyo	Japan	Grace Zheng	gracezheng@jadahk.com
Tungsten	Smelter Not Listed	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN		187-4 USUBA HANAKAWA-CHO	KITAIBARAKI-SHI	IBARAKI	Grace Zheng	gracezheng@jadahk.com
Tungsten	Japan New Metals Co Ltd	Japan New Metals Co Ltd	JAPAN	4JPN017						Unknown	Unknown	Unknown
Tungsten	Ganzhou Nonferrous Metals Smelting Co Ltd.	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	4CHN009	No. 58, Mafangxia, Zhanggong, Ganzhou, Jiangxi, China Headquarters: 118 Beijing Road, Nanchang, Jiangxi 330046, China			Zhang Ji	jwjt-18@jiangxi.gov.cn Fax: +86-7916268532 http://www.jxtc.com.cn
Tungsten	China National Nonferrous	Jiangxi Tungsten Industry Group Co Ltd	CHINA	4CHN010	Unknown	Unknown	Unknown	Confidential	Confidential
Tungsten	Ganzhou Huaxing Tungsten Products Co. Ltd.	Jiangxi Tungsten Industry Group Co Ltd	CHINA	4CHN010
Tungsten	Jiangxi Tungsten Co., Ltd	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA	4CHN010	Headquarters: Jiangxin Building, 88 Beijing Road, Nanchang, Jiangxi 330046, China				Tel: +86-7916285993 http://www.jwyx.com.cn
Tungsten	Kennametal Inc.	Kennametal Inc.	UNITED STATES	4USA026
Tungsten	Smelter Not Listed	Kennemetal Inc	UNITED STATES		P.O. Box 231	Latrobe	PA, 15650	Don Corbitt	don.corbitt@kennametal.com
Tungsten	Smelter Not Listed	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Smelter Not Listed	Midwest Tungsten Wire Co.	UNITED STATES		7101 S. Adams St.	Willowbrook	IL, 60521	Paula	paula@tungsten.com
Tungsten	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	1JPN039	3-3-1-7 Marunoouchi	Chiyoda-ku	Tokyo			Awaiting EICC certification process for Sn	Guangxi	China
Tungsten	Smelter Not Listed	Mitsui Mining & Smelting Co., Ltd	JAPAN		Confidential	Confidential	Confidential	Confidential	Confidential
Tungsten	Smelter Not Listed	Nanchang Cemented Carbide Limited Liability Company	CHINA		No.1173, Shuang Gang East Road	Economy & Technology Development Zone	Nanchang, Jiangxi	Mr. Li Jian Ping	nccp603@hotmail.com
Tungsten	Smelter Not Listed	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA		Hucun Town,Ninghua county	Sanming City	Fujian	Jianjun Gao	info@gsht.cn
Tungsten	Smelter Not Listed	North American Tungsten	CANADA			Vancouver	British Columbia	Harold Schwenk	604-684-5300
Tungsten	Plansee	Plansee	AUSTRIA	3AUT011	Metallwerkplanseestrabe 71 6600 Reutte Austria
Tungsten	Smelter Not Listed	Praxair	USA
Tungsten	Smelter Not Listed	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Smelter Not Listed	Sandvik Material Technology	SWEDEN		Confidential	Confidential	Confidential	Lori.zhu	Lori.zhu@sandvik.com	NA	Yunnan Tin Company Limited	China
Tungsten	Smelter Not Listed	Sincemat Co, Ltd	CHINA		737 Hongmei Business Tower	8075 Humin Road	Shanghai, 200233	Henson Qian	hensonqian@sincemat.com
Tungsten	Smelter Not Listed	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	Sumitomo	Sumitomo Metal Mining Co. Ltd.	JAPAN	1JPN057	777 Dunsmuir St., Suite 1900	Vancouver	BC, V7Y 1E9	Hoshi Lu	Hoshi.Lu@sumitomocorp.com
Tungsten	Smelter not yet identified	Sunaga Tungsten	JAPAN
Tungsten	Smelter Not Listed	Sylham	UNITED STATES		210 Rodeo Drive	Edgewood	NJ, 11717	Vic Fomchenko	victor.fomchenko@sylhan.com
Tungsten	Smelter Not Listed	Taegutec	KOREA, REPUBLIC OF
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	Tejing (Vietnam) Tungsten Co Ltd	VIETNAM	4VNM019
Tungsten	Smelter Not Listed	Triumph Northwest	UNITED STATES		125 34th Avenue SW	Albany	OR, 97321	Rick Shinn	rshinn@triumphgroup.com
Tungsten	Wolfram [Austria]	Wolfram Bergbau und Hütten AG	AUSTRIA	4AUT012
Tungsten	Wolfram Company CJSC	Wolfram Company CJSC	RUSSIAN FEDERATION	4RUS013
Tungsten	Smelter Not Listed	Wort Wayne Wire Die	UNITED STATES		2424 American Way	Fort Wayne	.IN, 46809	Tino Corral	tcorral@fwwd.com
Tungsten	Smelter Not Listed	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA							No	No	UNITED STATES
Tungsten	Smelter Not Listed	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA		Unknown	Unknown	Unknown	Confidential	Confidential	No	No	UNITED STATES
Tungsten	Xiamen Tungsten Co Ltd	Xiamen Tungsten Co Ltd	CHINA	4CHN014	No. 619, South Hubin Rd, Xiamen, China	Xiamen	Fujian	Zheng Ling	zheng.ling@cxtc.com	N/A	N/A	UNITED STATES
Tungsten	Zhuzhou Cemented Carbide	Zhuzhou Cemented Carbide Group Co Ltd	CHINA	4CHN015	Hetang District	Zhuzhou	Hunan	Confidential	Confidential

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English	Chinese	Japanese	Korean	French	Portugese	German	Spanish
Metal (*)	金属(*)	金属 (*)	금속 (*)	Métal (*)	Metal (*)	Metall (*)	Metal(*)
Smelter Reference List (*)	冶炼厂参考清单(*)	製錬業者参照表(*)	제련소 참조 리스트(*)	Liste des fonderies référencées(*)	Lista de fundição de Referência (*)	Schmelzhütten-Referenz-Liste(*)	Lista de referencia de fundidores(*)
Standard Smelter Names (*)	冶炼厂标准名称 (*)	標準的製錬業者名 (*)	제련소 표준이름들 (*)	Noms des fonderies standard (*)	Padrão Nomes fundição (*)	Reguläre Namen der Schmelzhütten(*)	Nombres estandard del fundidor (*)
Smelter Facility Location: Country (*)	冶炼工厂地址 (国家) (*)	製錬施設所在地: 国(*)	제련소 위치: 국가 (*)	Localisation de la fonderie : Pays (*)	Local da Unidade de Fundição: País (*)	Schmelzhütten-Standort: Land (*)	Localizacion de la fabrica de fundicion: Pais (*)
ANDORRA	AND	Tungsten	Allgemeine	GERMANY	Allgemeine Gold- und Silberscheideanstalt A.G.
ANGOLA	AGO		Allgemeine Gold	GERMANY	Allgemeine Gold- und Silberscheideanstalt A.G.
ANGUILLA	AIA		Allgemeine Gold- & Silberscheideanstalt	GERMANY	Allgemeine Gold- und Silberscheideanstalt A.G.
ANTARCTICA	ATA		Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY	Allgemeine Gold- und Silberscheideanstalt A.G.
ANTIGUA AND BARBUDA	ATG		Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Almalyk Mining and Metallurgical Complex (AMMC)
ARGENTINA	ARG		AngloGold Ashanti	BRAZIL	AngloGold Ashanti Mineração Ltda
ARMENIA	ARM		AngloGold Ashanti Mineração Ltda	BRAZIL	AngloGold Ashanti Mineração Ltda
ARUBA	ABW		Argor Heraeus	SWITZERLAND	Argor-Heraeus SA
AUSTRALIA	AUS		Argor-Heraeus SA	SWITZERLAND	Argor-Heraeus SA
AUSTRIA	AUT		Asahi Pretec Corp	JAPAN	Asahi Pretec Corp
AZERBAIJAN	AZE		Asahi Pretec Corp koube koujyo	JAPAN	Asahi Pretec Corp
BAHAMAS	BHS		ATAkulche	TURKEY	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
BAHRAIN	BHR		Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
BANGLADESH	BGD		Aurubis	GERMANY	Aurubis AG
BARBADOS	BRB		Aurubis AG	GERMANY	Aurubis AG
BELARUS	BLR		Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
BELGIUM	BEL		Boliden AB	SWEDEN	Boliden AB
BELIZE	BLZ		Boliden Mineral AB	SWEDEN	Boliden AB
BENIN	BEN		Canadian Copper Refinery	CANADA	Xstrata Canada Corporation
BERMUDA	BMU		Caridad	MEXICO	Caridad
BHUTAN	BTN		CCR	CANADA	Xstrata Canada Corporation
BOLIVIA	BOL		Cendres & Métaux SA	SWITZERLAND	Cendres & Métaux SA
BOSNIA AND HERZEGOVINA	BIH		Cendres et Métaux SA	SWITZERLAND	Cendres & Métaux SA
BOTSWANA	BWA		Central Bank of the DPR of Korea	KOREA, REPUBLIC OF	Central Bank of the DPR of Korea
BOUVET ISLAND	BVT		Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
BRAZIL	BRA		Chimet	ITALY	Chimet SpA
BRITISH INDIAN OCEAN TERRITORY	IOT		Chimet SpA	ITALY	Chimet SpA
BRUNEI DARUSSALAM	BRN		China’s Shangdong Gold Mining Co., Ltd	CHINA	The Refinery of Shandong Gold Mining Co., Ltd
BULGARIA	BGR		Codelco	CHILE	Codelco
BURKINA FASO	BFA		Dowa	JAPAN	Dowa
BURUNDI	BDI		Dowa Holdings Co. Ltd	JAPAN	Dowa
CAMBODIA	KHM		Dowa Kogyo k.k	JAPAN	Dowa
CAMEROON	CMR		Dowa Metalmine co.ltd	JAPAN	Dowa
CANADA	CAN		Dowa Metals & Mining Co. Ltd	JAPAN	Dowa
CAPE VERDE	CPV		Dowa Metals & Mining. Kosak Seiren	JAPAN	Dowa
CAYMAN ISLANDS	CYM		Dowa Metanix Co.Ltd	JAPAN	Dowa
CENTRAL AFRICAN REPUBLIC	CAF		Ekaterinburg	RUSSIAN FEDERATION	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
CHAD	TCD		FSE Novosibirsk Refinery	RUSSIAN FEDERATION	FSE Novosibirsk Refinery
CHILE	CHL		Great Wall Gold & Silver Refinery	CHINA	The Great Wall Gold and Silver Refinery of China
CHINA	CHN		Heimerle + Meule GmbH	GERMANY	Heimerle + Meule GmbH
CHRISTMAS ISLAND	CXR		Heraeus Germany	GERMANY	Heraeus Precious Metals GmbH & Co. KG
COCOS (KEELING) ISLANDS	CCK		Heraeus Hanau	GERMANY	Heraeus Precious Metals GmbH & Co. KG
COLOMBIA	COL		Heraeus Hong Kong	HONG KONG	Heraeus Ltd Hong Kong
COMOROS	COM		Heraeus limited	HONG KONG	Heraeus Ltd Hong Kong
CONGO	COG		Heraeus Ltd Hong Kong	HONG KONG	Heraeus Ltd Hong Kong
COOK ISLANDS	COK		Heraeus Materials Technology GMBH&CO.KG	GERMANY	Heraeus Precious Metals GmbH & Co. KG
COSTA RICA	CRI		Heraeus Precious Metals GmbH & Co. KG	GERMANY	Heraeus Precious Metals GmbH & Co. KG
COTE D’IVOIRE	CIV		Heraeus Technology Center	HONG KONG	Heraeus Ltd Hong Kong
CROATIA (local name: Hrvatska)	HRV		Horne Smelter	CANADA	Xstrata Canada Corporation
CUBA	CUB		Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited
CYPRUS	CYP		Ishifuku Metal Industry Co., Ltd.	JAPAN	Ishifuku Metal Industry Co., Ltd.
CZECH REPUBLIC	CZE		Ishifuku Tokyo Melters	JAPAN	Ishifuku Metal Industry Co., Ltd.
DENMARK	DNK		Istanbul Gold Refinery	TURKEY	Istanbul Gold Refinery
DJIBOUTI	DJI		Japan Mint	JAPAN	Japan Mint
DOMINICA	DMA		Japanese Mint Osaka	JAPAN	Japan Mint
DOMINICAN REPUBLIC	DOM		JCC	CHINA	Jiangxi Copper Company Limited
EAST TIMOR	TMP		Jiangxi Copper Company Limited	CHINA	Jiangxi Copper Company Limited
ECUADOR	ECU		JM Canada	CANADA	Johnson Matthey Limited
EGYPT	EGY		JM USA	UNITED STATES	Johnson Matthey Inc
EL SALVADOR	SLV		Johnson Matthey Canada	CANADA	Johnson Matthey Limited
EQUATORIAL GUINEA	GNQ		Johnson Matthey Inc	UNITED STATES	Johnson Matthey Inc
ERITREA	ERI		Johnson Matthey Limited	CANADA	Johnson Matthey Limited
ESTONIA	EST		Johnson Matthey USA	UNITED STATES	Johnson Matthey Inc
ETHIOPIA	ETH		Johnson Matthey(Salt lake City)	UNITED STATES	Johnson Matthey Inc
FALKLAND ISLANDS (MALVINAS)	FLK		JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
FAROE ISLANDS	FRO		JSC Uralectromed	RUSSIAN FEDERATION	JSC Uralectromed
FIJI	FJI		JX Nippon Mining & Metals Co., Ltd	JAPAN	JX Nippon Mining & Metals Co., Ltd
FINLAND	FIN		JX Nippon Mining and Metals	JAPAN	JX Nippon Mining & Metals Co., Ltd
FRANCE	FRA		Kazzinc Ltd	KAZAKHSTAN	Kazzinc Ltd
FRANCE, METROPOLITAN	FXX		Kyrgyzaltyn JSC	KYRGYZSTAN	Kyrgyzaltyn JSC
FRENCH GUIANA	GUF		L’ azurde	SAUDI ARABIA	L’ azurde Company For Jewelry
FRENCH POLYNESIA	PYF		L’ azurde Company For Jewelry	SAUDI ARABIA	L’ azurde Company For Jewelry
FRENCH SOUTHERN TERRITORIES	ATF		LS Nikko	KOREA, REPUBLIC OF	LS-Nikko Copper Inc
GABON	GAB		LS-Nikko Copper Inc	KOREA, REPUBLIC OF	LS-Nikko Copper Inc
GAMBIA	GMB		Materion	UNITED STATES	Materion
GEORGIA	GEO		Materion Advanced Metals	UNITED STATES	Materion
GERMANY	DEU		Matsuda Sangyo Co. Ltd	JAPAN	Matsuda Sangyo Co. Ltd
GHANA	GHA		Metalor HK	HONG KONG	Metalor Technologies (Hong Kong) Ltd
GIBRALTAR	GIB		Metalor Switzerland	SWITZERLAND	Metalor Technologies SA
GREECE	GRC		Metalor Technologies (Hong Kong) Ltd	HONG KONG	Metalor Technologies (Hong Kong) Ltd
GREENLAND	GRL		Metalor Technologies SA	SWITZERLAND	Metalor Technologies SA
GRENADA	GRD		Metalor USA Refining Corporation	UNITED STATES	Metalor USA Refining Corporation
GUADELOUPE	GLP		Met-Mex Peñoles, S.A.	MEXICO	Met-Mex Peñoles, S.A.
GUAM	GUM		Mistubishi Materials Corporation	JAPAN	Mistubishi Materials Corporation
GUATEMALA	GTM		Mitsui	JAPAN	Mitsui Mining and Smelting Co., Ltd.
GUINEA	GIN		Mitsui Mining and Smelting Co., Ltd.	JAPAN	Mitsui Mining and Smelting Co., Ltd.
GUINEA-BISSAU	GNB		Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Moscow Special Alloys Processing Plant
GUYANA	GUY		Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Nadir Metal Rafineri San. Ve Tic. A.Ş.
HAITI	HTI		Navoi	UZBEKISTAN	Navoi Mining and Metallurgical Combinat
HEARD AND MC DONALD ISLANDS	HMD		Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Navoi Mining and Metallurgical Combinat
HONDURAS	HND		Nippon Mining	JAPAN	JX Nippon Mining & Metals Co., Ltd
HONG KONG	HKG		NMMC	UZBEKISTAN	Navoi Mining and Metallurgical Combinat
HUNGARY	HUN		Norddeutsche Affinererie AG	GERMANY	Aurubis AG
ICELAND	ISL		Novosibirsk	RUSSIAN FEDERATION	FSE Novosibirsk Refinery
INDIA	IND		Ohio Precious Metals LLC.	UNITED STATES	Ohio Precious Metals
INDONESIA	IDN		OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)
IRAN (ISLAMIC REPUBLIC OF)	IRN		OJSC Kolyma Refinery	RUSSIAN FEDERATION	OJSC Kolyma Refinery
IRAQ	IRQ		PAMP SA	SWITZERLAND	PAMP SA
IRELAND	IRL		PAMP SA SWITZERLAND	SWITZERLAND	PAMP SA
ISRAEL	ISR		Perth Mint (Western Australia Mint)	AUSTRALIA	Western Australian Mint trading as The Perth Mint
ITALY	ITA		Prioksky	RUSSIAN FEDERATION	Prioksky Plant of Non-Ferrous Metals
JAMAICA	JAM		Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Prioksky Plant of Non-Ferrous Metals
JAPAN	JPN		PT Aneka Tambang (Persero) Tbk	INDONESIA	PT Aneka Tambang (Persero) Tbk
JORDAN	JOR		PX Precinox	SWITZERLAND	PX Précinox SA
KAZAKHSTAN	KAZ		PX Précinox SA	SWITZERLAND	PX Précinox SA
KENYA	KEN		Qiankun Gold and Silver	CHINA	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited
KIRIBATI	KIR		Rand Refinery	SOUTH AFRICA	Rand Refinery (Pty) Ltd
KOREA, DEMOCRATIC PEOPLE’S REPUBLIC OF	PRK		Rand Refinery (Pty) Ltd	SOUTH AFRICA	Rand Refinery (Pty) Ltd
KOREA, REPUBLIC OF	KOR		Rand Refinery Limited	SOUTH AFRICA	Rand Refinery (Pty) Ltd
KUWAIT	KWT		Royal Canadian Mint	CANADA	Royal Canadian Mint
KYRGYZSTAN	KGZ		Saganoseki Smelter & Refinery	JAPAN	JX Nippon Mining & Metals Co., Ltd
LAOS PEOPLE’S DEMOCRATIC REPUBLIC	LAO		Schone Edelmetaal	NETHERLANDS	Schone Edelmetaal
LATVIA	LVA		SEMPSA Joyeria Plateria SA	SPAIN	SEMPSA Joyeria Plateria SA
LEBANON	LBN		Shandong Gold Mining (Laizhou)	CHINA	The Refinery of Shandong Gold Mining Co., Ltd
LESOTHO	LSO		Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA	Shandong Zhaojin Gold & Silver Refinery Co., Ltd
LIBERIA	LBR		Shyolkovsky	RUSSIAN FEDERATION	SOE Shyolkovsky Factory of Secondary Precious Metals
LIBYAN ARAB JAMAHIRIYA	LBY		SMM	JAPAN	Sumitomo Metal Mining Co., Ltd.
LIECHTENSTEIN	LIE		SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	SOE Shyolkovsky Factory of Secondary Precious Metals
LITHUANIA	LTU		Solar Applied Materials Taiwan	TAIWAN	Solar Applied Materials Technology Corp.
LUXEMBOURG	LUX		Solar Applied Materials Technology Corp.	TAIWAN	Solar Applied Materials Technology Corp.
MACAU	MAC		Sumitomo	JAPAN	Sumitomo Metal Mining Co., Ltd.
MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	MKD		Sumitomo Metal Mining Co., Ltd.	JAPAN	Sumitomo Metal Mining Co., Ltd.
MADAGASCAR	MDG		Tanaka	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MALAWI	MWI		Tanaka Denshi Kogyo	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MALAYSIA	MYS		TANAKA DENSHI KOGYO K.K	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MALDIVES	MDV		TANAKA ELECTRONICS (HANGZHOU)CO.LTD	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MALI	MLI		TANAKA ELECTRONICS SINGAPORE PTE LTD	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MALTA	MLT		Tanaka Holdings Co.Ltd.	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MARSHALL ISLANDS	MHL		Tanaka Kikinnzoku Kogyo K.K.	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MARTINIQUE	MTQ		Tanaka Kikinzoku Group	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MAURITANIA	MRT		Tanaka Kikinzoku Hanbai K.K.	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MAURITIUS	MUS		Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MAYOTTE	MYT		Tanaka Kikinzoku Kogyo K.K. Japan.	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MEXICO	MEX		Tanaka Kikinzoku Kogyo k.k. syonan koujyo	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MICRONESIA, FEDERATED STATES OF	FSM		Tanaka Kinzoku international Co.Ltd Taipei branch	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MOLDOVA, REPUBLIC OF	MDA		TANAKA TOKYO MELTERS	JAPAN	Tanaka Kikinzoku Kogyo K.K.
MONACO	MCO		The Great Wall Gold and Silver Refinery of China	CHINA	The Great Wall Gold and Silver Refinery of China
MONGOLIA	MNG		The Perth Mint	AUSTRALIA	Western Australian Mint trading as The Perth Mint
MONTSERRAT	MSR		The Refinery of Shandong Gold Mining Co., Ltd	CHINA	The Refinery of Shandong Gold Mining Co., Ltd
MOROCCO	MAR		Tokuriki Tokyo Melters Assayers	JAPAN	Tokuriki Honten Co., Ltd
MOZAMBIQUE	MOZ		Toyo Smelter & Refinery	JAPAN	Sumitomo Metal Mining Co., Ltd.
MYANMAR	MMR		Umicore Beligium	BELGIUM	Umicore SA Business Unit Precious Metals Refining
NAMIBIA	NAM		Umicore Brasil Ltda	BRAZIL	Umicore Brasil Ltda
NAURU	NRU		Umicore Hoboken	BELGIUM	Umicore SA Business Unit Precious Metals Refining
NEPAL	NPL		Umicore Precious Metals Refining	BELGIUM	Umicore SA Business Unit Precious Metals Refining
NETHERLANDS	NLD		Umicore SA	BELGIUM	Umicore SA Business Unit Precious Metals Refining
NETHERLANDS ANTILLES	ANT		Umicore SA Business Unit Precious Metals Refining	BELGIUM	Umicore SA Business Unit Precious Metals Refining
NEW CALEDONIA	NCL		VALCAMBI	SWITZERLAND	Valcambi SA
NEW ZEALAND	NZL		Valcambi SA	SWITZERLAND	Valcambi SA
NICARAGUA	NIC		Valcambi SUISSE	SWITZERLAND	Valcambi SA
NIGER	NER		W.C. Heraeus GmbH	GERMANY	Heraeus Precious Metals GmbH & Co. KG
NIGERIA	NGA		Western Australian Mint	AUSTRALIA	Western Australian Mint trading as The Perth Mint
NIUE	NIU		Western Australian Mint trading as The Perth Mint	AUSTRALIA	Western Australian Mint trading as The Perth Mint
NORFOLK ISLAND	NFK		Xstrata	CANADA	Xstrata Canada Corporation
NORTHERN MARIANA ISLANDS	MNP		Xstrata Canada Corporation	CANADA	Xstrata Canada Corporation
NORWAY	NOR		Xstrata Corporation	CANADA	Xstrata Canada Corporation
OMAN	OMN		Zhongjin Gold Corporation Limited	CHINA	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
PAKISTAN	PAK		Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
PALAU	PLW		Zijin Mining	CHINA	Zijin Mining Group Co. Ltd
PANAMA	PAN		Zijin Mining Group Co. Ltd	CHINA	Zijin Mining Group Co. Ltd
PAPUA NEW GUINEA	PNG		Smelter Not Listed
PARAGUAY	PRY		Alpha Metals	UNITED STATES	Cookson
PERU	PER		Chengfeng Metals Co Pte Ltd	CHINA	Yunnan Chengfeng
PHILIPPINES	PHL		Complejo Metalurico Vinto S.A.	BOLIVIA	EM Vinto
PITCAIRN	PCN		Cookson	UNITED STATES	Cookson
POLAND	POL		CV DS Jaya Abadi	INDONESIA	CV DS Jaya Abadi
PORTUGAL	PRT		CV Duta Putra Bangka	INDONESIA	CV Duta Putra Bangka
PUERTO RICO	PRI		CV JusTindo	INDONESIA	CV JusTindo
QATAR	QAT		CV Makmur Jaya	INDONESIA	CV Makmur Jaya
REUNION	REU		CV Nurjanah	INDONESIA	CV Nurjanah
ROMANIA	ROM		CV Prima Timah Utama	INDONESIA	CV Prima Timah Utama
RUSSIAN FEDERATION	RUS		CV Serumpun Sebalai	INDONESIA	CV Serumpun Sebalai
RWANDA	RWA		CV United Smelting	INDONESIA	CV United Smelting
SAINT KITTS AND NEVIS	KNA		EM Vinto	BOLIVIA	EM Vinto
SAINT LUCIA	LCA		Empresa Metallurgica Vinto	BOLIVIA	EM Vinto
SAINT VINCENT AND THE GRENADINES	VCT		Empressa Nacional de Fundiciones (ENAF)	BOLIVIA	EM Vinto
SAMOA	WSM		Funsur	PERU	Minsur
SAN MARINO	SMR		Funsur Smelter	PERU	Minsur
SAO TOME AND PRINCIPE	STP		Gejiu Non-ferrous	CHINA	Gejiu Non-ferrous
SAUDI ARABIA	SAU		Gejiu Zi-Li	CHINA	Gejiu Zi-Li
SENEGAL	SEN		Gejiu Zili Metallurgy Co.	CHINA	Gejiu Zi-Li
SEYCHELLES	SYC		Gold Bell Group	CHINA	Gold Bell Group
SIERRA LEONE	SLE		Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA	Gold Bell Group
SINGAPORE	SGP		Jiangxi Nanshan	CHINA	Jiangxi Nanshan
SLOVAKIA (Slovak Republic)	SVK		Liuzhou China Tin	CHINA	Liuzhou China Tin
SLOVENIA	SVN		Malaysia Smelting Corp	MALAYSIA	Malaysia Smelting Corp
SOLOMON ISLANDS	SLB		Malaysia Smelting Corporation Berhad	MALAYSIA	Malaysia Smelting Corp
SOMALIA	SOM		Metallo Chimique	BELGIUM	Metallo Chimique
SOUTH AFRICA	ZAF		Mineração Taboca S.A.	BRAZIL	Mineração Taboca S.A.
SOUTH GEORGIA AND THE SOUTH SANDWICH ISLANDS	SGS		Minsur	PERU	Minsur
SPAIN	ESP		Minsur Mines	PERU	Minsur
SRI LANKA	LKA		Minsur S.A. Tin Metal	PERU	Minsur
ST. HELENA	SHN		Mitsubishi Material	JAPAN	Mitsubishi Material
ST. PIERRE AND MIQUELON	SPM		MSC	MALAYSIA	Malaysia Smelting Corp
SUDAN	SDN		Novosibirsk	RUSSIAN FEDERATION	Novosibirsk
SURINAME	SUR		OMSA	BOLIVIA	OMSA
SVALBARD AND JAN MAYEN ISLANDS	SJM		Paranapanema	BRAZIL	Mineração Taboca S.A.
SWAZILAND	SWZ		PT Alam Lestari Kencana	INDONESIA	PT Alam Lestari Kencana
SWEDEN	SWE		PT Artha Cipta Langgeng	INDONESIA	PT Artha Cipta Langgeng
SWITZERLAND	CHE		PT Babel Inti Perkasa	INDONESIA	PT Babel Inti Perkasa
SYRIAN ARAB REPUBLIC	SYR		PT Babel Surya Alam Lestari	INDONESIA	PT Babel Surya Alam Lestari
TAIWAN	TWN		PT Bangka Kudai Tin	INDONESIA	PT Bangka Kudai Tin
TAJIKISTAN	TJK		PT Bangka Putra Karya	INDONESIA	PT Bangka Putra Karya
TANZANIA, UNITED REPUBLIC OF	TZA		PT Bangka Timah Utama Sejahtera	INDONESIA	PT Bangka Timah Utama Sejahtera
THAILAND	THA		PT Belitung Industri Sejahtera	INDONESIA	PT Belitung Industri Sejahtera
TOGO	TGO		PT BilliTin Makmur Lestari	INDONESIA	PT BilliTin Makmur Lestari
TOKELAU	TKL		PT Bukit Timah	INDONESIA	PT Bukit Timah
TONGA	TON		PT Eunindo Usaha Mandiri	INDONESIA	PT Eunindo Usaha Mandiri
TRINIDAD AND TOBAGO	TTO		PT Fang Di MulTindo	INDONESIA	PT Fang Di MulTindo
TUNISIA	TUN		PT HP Metals Indonesia	INDONESIA	PT HP Metals Indonesia
TURKEY	TUR		PT Koba Tin	INDONESIA	PT Koba Tin
TURKMENISTAN	TKM		PT Mitra Stania Prima	INDONESIA	PT Mitra Stania Prima
TURKS AND CAICOS ISLANDS	TCA		PT Refined Banka Tin	INDONESIA	PT Refined Banka Tin
TUVALU	TUV		PT Sariwiguna Binasentosa	INDONESIA	PT Sariwiguna Binasentosa
UGANDA	UGA		PT Stanindo Inti Perkasa	INDONESIA	PT Stanindo Inti Perkasa
UKRAINE	UKR		PT Sumber Jaya Indah	INDONESIA	PT Sumber Jaya Indah
UNITED ARAB EMIRATES	ARE		PT Tambang Timah	INDONESIA	PT Tambang Timah
UNITED KINGDOM	GBR		PT Timah	INDONESIA	PT Timah
UNITED STATES	USA		PT Timah Nusantara	INDONESIA	PT Timah Nusantara
UNITED STATES MINOR OUTLYING ISLANDS	UMI		PT Tinindo Inter Nusa	INDONESIA	PT Tinindo Inter Nusa
URUGUAY	URY		PT Yinchendo Mining Industry	INDONESIA	PT Yinchendo Mining Industry
UZBEKISTAN	UZB		Smelting Branch of Yunnan Tin Company Limited	CHINA	Yunnan Tin Company Limited
VANUATU	VUT		Taboca	BRAZIL	Mineração Taboca S.A.
VATICAN CITY STATE (HOLY SEE)	VAT		Thailand Smelting and Refining Co. Ltd.	THAILAND	Thaisarco
VENEZUELA	VEN		Thaisarco	THAILAND	Thaisarco
VIET NAM	VNM		YTCL	CHINA	Yunnan Tin Company Limited
VIRGIN ISLANDS (BRITISH)	VGB		Yunnan Chengfeng	CHINA	Yunnan Chengfeng
VIRGIN ISLANDS (U.S.)	VIR		Yunnan Chengfeng Non-Ferrous Metals Co Ltd	CHINA	Yunnan Chengfeng
WALLIS AND FUTUNA ISLANDS	WLF		Yunnan Tin Company Limited	CHINA	Yunnan Tin Company Limited
WESTERN SAHARA	ESH		Yuntinic Resources Inc.	CHINA	Yunnan Tin Company Limited
YEMEN	YEM		Smelter Not Listed
YUGOSLAVIA	YUG		Cabot	UNITED STATES	Global Advanced Metals
ZAIRE	ZAR		Cabot Corporation	UNITED STATES	Global Advanced Metals
ZAMBIA	ZMB		Cabot Supermetals	UNITED STATES	Global Advanced Metals
ZIMBABWE	ZWE		Duoloshan	CHINA	Duoloshan
			Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA	Duoloshan
			Exotech Inc.	UNITED STATES	Exotech Inc.
			F&X	CHINA	F&X
			F&X Electro-Materials Limited	CHINA	F&X
			Gannon & Scott	UNITED STATES	Gannon & Scott
			Global Advanced Metals	UNITED STATES	Global Advanced Metals
			HC Starck	GERMANY	H.C. Starck GmbH
			H.C. Starck GmbH	GERMANY	H.C. Starck GmbH
			Hi-Temp	UNITED STATES	Hi-Temp
			Jiujiang Tambre	CHINA	Jiujiang Tambre
			Mitsui Mining & Smelting	JAPAN	Mitsui Mining & Smelting
			Ningxia	CHINA	Ningxia Orient Tantalum Industry Co., Ltd.
			Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Ningxia Orient Tantalum Industry Co., Ltd.
			Niotan	UNITED STATES	Niotan
			OTIC	CHINA	Ningxia Orient Tantalum Industry Co., Ltd.
			Plansee	AUSTRIA	Plansee
			Plansee Group	AUSTRIA	Plansee
			Plansee Holding AG	AUSTRIA	Plansee
			RFH	CHINA	RFH
			Solikamsk	RUSSIAN FEDERATION	Solikamsk Metal Works
			Solikamsk Metal Works	RUSSIAN FEDERATION	Solikamsk Metal Works
			Starck	GERMANY	HC Starck
			Stark	GERMANY	HC Starck
			Tantalite Resources	SOUTH AFRICA	Tantalite Resources
			Telex	UNITED STATES	Telex
			Ulba	KAZAKHSTAN	Ulba
			Ulba Metallurgical Plant JSC	KAZAKHSTAN	Ulba
			Zhuzhou	CHINA	Zhuzhou Cement Carbide
			Zhuzhou Cement Carbide	CHINA	Zhuzhou Cement Carbide
			Zhuzhou Cemented Carbide Works Import and Export Co.	CHINA	Zhuzhou Cement Carbide
Smelter Not Listed
			ATI Metalworking Products	UNITED STATES	ATI Metalworking Products
			Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA	Chaozhou Xianglu Tungsten Industry Co Ltd
			China Minmetals Corp.	CHINA	China Minmetals Corp.
			Chongyi Zhangyuan Tungsten Co Ltd	CHINA	Chongyi Zhangyuan Tungsten Co Ltd
			Ganzhou Huaxing Tungsten	CHINA	Ganzhou Huaxing Tungsten
			Ganzhou Huaxing Tungsten Products Co. LTD.	CHINA	Ganzhou Huaxing Tungsten
			Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA	Ganzhou Nonferrous Metals Smelting Co Ltd.
			Global Tungsten	UNITED STATES	Global Tungsten & Powders Corp
			Global Tungsten & Powders Corp	UNITED STATES	Global Tungsten & Powders Corp
			GTP	UNITED STATES	Global Tungsten & Powders Corp
			HC Starck GmbH	GERMANY	HC Starck GmbH
			Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp
			Jiangxi Tungsten Industry Co Ltd	CHINA	Jiangxi Tungsten Industry Co Ltd
			Sichuan Metals & Materials Imp & Exp Co	CHINA	Sichuan Metals & Materials Imp & Exp Co
			Starck	GERMANY	HC Starck GmbH
			Stark	GERMANY	HC Starck GmbH
			Wolfram Bergbau und Hütten AG	AUSTRIA	Wolfram Bergbau und Hütten AG
			Wolfram Company CJSC	RUSSIAN FEDERATION	Wolfram Company CJSC
			Xiamen Tungsten Co Ltd	CHINA	Xiamen Tungsten Co Ltd